UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:
630 Fifth Avenue
Suite 820
New York, New York 10111

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
630 Fifth Avenue
Suite 820
New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2010

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-SECOND ANNUAL REPORT

2010

SIGNS OF THE TIMES

     “In 2010, total traffic crossing the internet was roughly 245 exabytes. This is greater than all the previous years combined. Over the next five years, a billion more people will join the global online community with 15 billion new connected devices including PCs, tablets, embedded devices and smart TVs. We estimate this will increase the data footprint across the Internet to over 1,000 exabytes. More people, more devices, more usages.” (Paul S. Otellini, CEO, Intel Corporation, Annual Earnings Conference Call, January 13, 2011)

     “The statistics are daunting. China supports 20 percent of the world’s population, but has only 7 percent of the world’s arable land, 7 percent of the world’s fresh water, 3 percent of the world’s forests, 2 percent of the world’s oil, and 1 percent of its natural gas. Planners know that the country must grow at 7 percent a year to absorb new arrivals in the workforce. Resources must come from elsewhere. By 2008 the booming Chinese economy absorbed 47 percent of the world’s production of iron ore, 32 percent of its aluminum, and 25 percent of its copper. The pace has only gotten hotter each year since….International competition for energy is already ferocious, if peaceful, and a source of political friction.” (Nicholas Platt, China Boys, 2009)

     “Just last month, the Energy Department more than doubled estimates of recoverable shale reserves to 827 trillion cubic feet, the energy equivalent of roughly 140 billion barrels of oil. That’s slightly greater than the proven oil reserves of Iran, the world’s third largest repository of crude.

     “As gas reserves have ballooned, so has the potential to help solve decades-old policy conundrums, starting with an addiction to foreign oil. Last year, the tab for the 12 million barrels of oil the nation imports daily came to around $260 billion, accounting for roughly half the total trade deficit.

     “Gas can be used directly in vehicles and to generate electricity. So it offers great hope of kicking the habit. By shifting America’s gasoline-guzzling heavy vehicle fleet and buses to natural gas the United States could cancel orders for up to three million barrels of oil a day. This could shave $100 billion off the annual trade deficit at current oil prices.” (Christopher Swann, The New York Times, January 17, 2011)

     “China is poised to overtake the U.S. as the world’s largest manufacturer. The U.S. manufacturing sector, which shrank last year as factories slashed output during the recession, is growing again. But China’s manufacturing sector-measured in value-added terms, which tallies the value created at each step of extended production processes-should eclipse that of the U.S. in 2013.” (The Wall Street Journal, June 22, 2010)

     “Entering 2011, our currency crystal ball doesn’t seem to be getting any clearer. All the major regions remain trapped in post-crisis macroeconomic strategies that are either inconsistent, incoherent, or both. US budget policy is deliciously contradictory, cutting taxes while promising to balance the budget later, expanding entitlements while vowing to rein them in later. And because the dollar is so popular, the US is being sure to print lots.” (Kenneth Rogoff, Financial Times, January 13, 2011)

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CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

TWENTY-YEAR HISTORICAL DATA

		Per Share of Common Stock

Year	Total net assets	Net asset value	Net investment income	Dividends*	Distributions*	Net realized investment gain	Unrealized appreciation of investments at end of year

1990	$111,152,013	$10.00					$ 25,940,819
1991	131,639,511	11.87	$.14	$.14	$ .56**	$7,321,233	43,465,583
1992	165,599,864	14.33	.12	.20	.66	8,304,369	70,586,429
1993	218,868,360	17.90	.14	.18	1.42	16,407,909	111,304,454
1994	226,639,144	17.60	.23	.22	1.39	16,339,601	109,278,788
1995	292,547,559	21.74	.31	.33	1.60	20,112,563	162,016,798
1996	356,685,785	25.64	.27	.28	1.37	18,154,136	214,721,981
1997	434,423,053	29.97	.24	.34	2.08	30,133,125	273,760,444
1998	476,463,575	31.43	.29	.29	1.65	22,908,091	301,750,135
1999	590,655,679	35.05	.26	.26	2.34	43,205,449	394,282,360
2000	596,289,086	32.94	.32	.32	4.03	65,921,671	363,263,634
2001	539,839,060	28.54	.18	.22	1.58**	13,662,612	304,887,640
2002	361,942,568	18.72	.14	.14	1.11	22,869,274	119,501,484
2003	478,959,218	24.32	.09	.11	1.29	24,761,313	229,388,141
2004	529,468,675	26.44	.11	.11	1.21	25,103,157	271,710,179
2005	573,979,905	27.65	.28	.28	1.72	31,669,417	302,381,671
2006	617,167,026	30.05	.36	.58	1.64	36,468,013	351,924,627
2007	644,822,724	30.15	.38	.52	1.88	42,124,417	356,551,394
2008	397,353,061	17.79	.39	.36	2.10	43,582,234	94,752,477
2009	504,029,743	22.32	.29	.33	.32	7,663,021	197,256,447
2010	593,524,167	26.06	.45	.46	.44	11,269,517	281,081,168

The above table does not present Convertible Preference Stock, which was outstanding for the years 1991-1998. Net investment income reflected in the table for those years is after deduction of the Preference Stock dividend.
*

Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends are from ordinary income which includes short-term investment gains. Distributions are from long-term investment gains.

**	Includes a non-taxable return of capital of $.11 in 1991 and $.55 in 2001.

     The Common Stock is listed on the NYSE Amex under the symbol CET. On December 31, 2010, the market quotations were: $21.82 low, $22.04 high and $21.97 last sale.

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TWENTY-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

     Central’s results to December 31, 2010 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	Index

One Year	21.73%	27.14%	15.06%
Five Year	6.70%	6.26%	2.29%
Ten Year	5.25%	5.29%	1.41%
Fifteen Year	10.13%	8.81%	6.76%
Twenty Year	14.05%	14.62%	9.13%

Value of $10,000 invested for a twenty-year period	$138,746	$153,069	$57,499

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 4 ]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the year 2010, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2010	December 31, 2009

Net assets	$593,524,167	$504,029,743
Net assets per share of Common Stock	26.06	22.32
Shares of Common Stock outstanding	22,779,391	22,585,259

Comparative operating results are as follows:
	Year 2010	Year 2009

Net investment income	$10,211,569	$6,378,588
Per share of Common Stock	.45 *	.29 *
Net realized gain on sale of investments	11,269,517	7,663,021
Increase in net unrealized appreciation
of investments	83,824,721	102,503,970
Increase in net assets resulting from operations	105,305,807	116,545,579

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2010, $.20 per share paid on July 12 in cash, and $.70 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $.90 paid, $.46 represents ordinary income and $.44 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 42% of the outstanding shares of Common Stock elected stock, and they received 318,299 Common shares at a price of $20.95 per share.

     During 2010, the Corporation purchased 124,167 shares of its Common Stock at an average price of $18.17 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE Amex or in private transactions directly with stockholders.

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     In 2010 Central’s net asset value adjusted for the reinvestment of distributions increased by 21.7% compared with an increase in the S&P 500 Index of 15.1%. Central shares increased by 27.1% as the discount at which the stock sells in relation to its net asset value narrowed. Longer term results are shown on page four.

     The stock market moved up from February to May based on economic optimism and low interest rates. It then retreated until the end of August on concerns about an economic slowdown before beginning an upward move which lasted until year end. Against this backdrop we made only a limited number of investment changes and turnover was only seven percent. We added four companies and sold three in addition to a number of increases and decreases in our existing holdings as indicated in quarterly reports to stockholders. Canadian Oil Sands Limited, QEP Resources, Inc, JP Morgan Chase & Co. and China Mobile Limited are the new investments. We sold Dover Corporation, Cenovus Energy Inc. and Erie Indemnity Inc. We ended the year with forty-one investments.

     Central’s 2010 increase in net asset value came in large part from increases in our technology and semiconductor companies, particularly Agilent Technologies, Inc., Coherent, Inc, Analog Devices, Inc., and CEVA, Inc. Their contribution was followed by that of Plymouth Rock and then the diversified industrial companies, Roper Industries, Inc., Dover Corporation, Precision Castparts Corp., Brady Corporation, and Carlisle Companies, Inc. Energy companies, primarily Murphy Oil Corporation and McMoRan Exploration Co, also contributed. RadiSys Corporation, GeoMet Inc. and Medtronic Inc. detracted from our 2010 results. Many of our technology, semiconductor and diversified industrial companies reported strong earnings which resulted from inventory restocking, underlying market demand and more efficient operations. Much of the demand has come from emerging markets in Asia.

     Our largest investment continues to be Plymouth Rock, a privately held insurance related underwriting and management company, in which we have a 38% interest and which represents 28% of Central’s net assets. Audited financial statements are not yet available, but we expect net income to be close to the $42.7 million that Plymouth Rock earned in 2009 after excluding the nonrecurring $8.8 million gain on the sale of its investment in Response Insurance. Operating results in Massachusetts which had been a concern at this time last year have improved. In New Jersey, on the other hand, the market is the most competitive it has been since the company first entered the state in 1992. Judging from the increases being sought, rate inadequacy has affected almost all personal lines insurers operating in the state and Palisades more than some. In January, Plymouth Rock announced that it will merge its two New Jersey Management companies into a single company that will incorporate the name Plymouth Rock. The company believes this change will result in significant efficiencies and reduced duplication of effort. We expect that the Plymouth Rock annual report, containing, as usual, a thorough discussion of its business as well as audited financial results for 2010, will be placed on the company’s website, www.prac.com, in early April.

     In September, the National Bureau of Economic Research made its official pronouncement that the end of the recession, which began in December 2007, occurred in June of 2009, making it the longest of any recession since World War II. It may be remembered that compounding the effect of the recession, a financial panic erupted in September 2008 and lasted until the spring of 2009. It became clear this past November when the Federal Reserve made public the list of recipients of its emergency lending that it had been the “international lender of last resort.” Not only were United

[ 6 ]

States banks aided, but a whole host of foreign banks as well. It would be a mistake to eliminate the Federal Reserve or limit its independence as some have suggested. Just as we have municipal fire departments to keep fires from burning out of control and causing general conflagration, we need a central bank to limit the damage from a financial crisis. In the opinion of some economists the 1929 depression was so deep, wide and prolonged because Great Britain was not able to act as an international lender of last resort and the United States was unwilling. The actions of the Federal Reserve in the past few years stand in marked contrast to those taken in the 1930’s and we, as investors, owe a debt of gratitude to those responsible.

     Although an economic recovery is underway, our economy is still being supported by the Federal Reserve. The structural imbalances indicated by our trade and Federal budget deficits (both should be balanced over time) still exist. High unemployment complicates things. An environment which fosters responsible long-term saving and investment would help. When businesses see profitable opportunities they will add workers. We hope that the Administration in Washington can lead the country in this direction.

     Central’s investment approach is based on patient, long-term value investing. A great many investors have a shorter time horizon but we believe that Central’s ability to take a longer view has been advantageous for shareholders. We have employed a number of different strategies but free cash flow and its profitable reinvestment are critical to our thinking. We look for companies which can produce free cash and, importantly, have a management that can find and capitalize on profitable investment opportunities, including those created through internal research and development, or return cash to shareholders as dividends or in share repurchases. Finally, the past few years have demonstrated the importance of a strong financial position that can withstand financial stress. Strong balance sheets are important to us because we often hold investments for many years.

     Our practice has been to keep our assets invested in a relatively small number of companies with a limited amount of turnover. We believe that the risk associated with this approach can be reduced by having intimate knowledge of the companies in which we invest. Ideally, we want to own shares in growing, high return businesses managed with a long-term perspective, a sense of fair balance amongst the interests of shareholders and employees, and unquestioned integrity.

     The past decade has been very difficult for investors. In spite of this, it remains our goal to provide shareholders with investment returns that will be judged as superior over the long-term. We believe that under reasonably favorable economic conditions our approach will continue to provide satisfactory results.

     Shareholder inquiries are welcome.

CENTRAL SECURITIES CORPORATION
WILMOT H. KIDD, President

630 Fifth Avenue
New York, New York 10111
January 26, 2011

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TEN LARGEST INVESTMENTS

December 31, 2010
(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired

The Plymouth Rock Company, Inc.	$2.2	$168.0	28.3%	1982
Plymouth Rock underwrites and services more than $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown both organically and through acquisitions.

Agilent Technologies, Inc.	21.9	38.1	6.4	2005
Agilent, with $5.4 billion in sales, makes test, measurement, monitoring and analytical instruments for the life sciences, chemical analysis and electronics markets.

Coherent, Inc.	22.0	36.2	6.1	2007
Coherent is a leading producer of commercial and scientific laser systems and components with over $600 million in sales to diverse end-markets.

Analog Devices, Inc.	9.6	25.8	4.3	1987
Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $2.8 billion in global product sales to industrial, communications, consumer, automotive & computer end-markets.

Brady Corporation	2.3	24.5	4.1	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of over $1.2 billion from its more than
50,000 products.

Convergys Corporation	24.8	22.4	3.8	1998
Convergys primarily provides customer relationship solutions through customer care agents and technology automation. Convergys has sales of over $2.8 billion.

Murphy Oil Corporation	1.0	20.9	3.5	1974
Murphy Oil is an integrated oil and gas company engaged in exploration, production, refining and marketing. It has over $19 billion in sales, with operations in Malaysia, the U.S., Canada and the U.K.

The Bank of New York Mellon Corporation	12.2	20.4	3.4	1993
Bank of New York is a global leader in custodial services, securities processing and asset management with over $24 trillion in assets under custody and over $1.1 trillion under management.

Intel Corporation	5.2	20.3	3.4	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of over $43 billion. It develops advanced integrated circuits for industries such as computing and communications.

CEVA, Inc.	9.8	18.4	3.1	2009
CEVA licenses digital signal processing designs to the semiconductor industry, and has sales of $38 million. CEVA’s designs are used for cellular connectivity and multimedia processing in handheld and other consumer electronics devices.

[ 8 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2010
(unaudited)

				Percent of Net Assets December 31,

	Issues	Cost	Value	2010	2009*

Common Stocks:
Insurance	1	$2,199,986	$168,000,000	28.3%	30.6%
Technology Hardware and Equipment	6	84,841,176	102,968,340	17.4	15.2
Energy	8	60,857,099	76,140,913	12.8	9.9
Diversified Industrial	5	32,912,514	69,244,500	11.7	14.3
Semiconductor	4	27,219,281	67,478,013	11.4	7.9
Software and Services	2	38,678,911	33,793,800	5.7	5.3
Banking and Finance	4	19,528,016	29,850,682	5.0	4.5
Other	11	46,805,696	46,498,700	7.8	8.4
Preferred Stocks:
Energy	1	2,027,220	2,176,119	0.4	-
Short-Term Investments	1	677,010	677,010	0.1	3.8

*	Reclassified for comparative purposes.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2010
(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares

	Purchased		Sold	Held December 31, 2010

Canadian Oil Sands Ltd. (a)	350,000			350,000
Cenovus Energy Inc.			100,000	—
China Mobile Ltd. ADR	30,000			30,000
Coherent, Inc.			16,600	801,000
Dover Corporation			200,000	—
GeoMet, Inc. Series A Convertible Redeemable
Preferred Stock	7,531	(b)		210,253
Home Federal Bancorp, Inc.			63,400	171,600
Maxim Integrated Products, Inc.			173,011	126,989
Motorola, Inc.	150,000			500,000
NewStar Financial, Inc.			15,100	295,000
QEP Resources, Inc.	132,300			252,300	(c)
Roper Industries, Inc.			20,000	200,000

(a)	Formerly known as Canadian Oil Sands Trust.
(b)	Received as a dividend.
(c)	Includes shares previously reported as “Miscellaneous” investments.

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CENTRAL SECURITIES CORPORATION
Statement of Investments
December 31, 2010

Shares		Value

	COMMON STOCKS 100.1%
	Banking and Finance 5.0%
675,000	The Bank of New York Mellon Corporation	$20,385,000
171,600	Home Federal Bancorp, Inc.	2,105,532
100,000	JPMorgan Chase & Co.	4,242,000
295,000	NewStar Financial, Inc. (a)	3,118,150

		29,850,682

	Commercial Services 0.7%
400,000	Heritage-Crystal Clean, Inc. (a)	4,024,000

	Diversified Industrial 11.7%
750,000	Brady Corporation Class A	24,457,500
300,000	Carlisle Companies Inc.	11,922,000
200,000	General Electric Company	3,658,000
100,000	Precision Castparts Corporation	13,921,000
200,000	Roper Industries, Inc.	15,286,000

		69,244,500

	Energy 12.8%
350,000	Canadian Oil Sands Ltd. (f)	9,299,500
200,000	Devon Energy Corporation	15,702,000
100,000	EnCana Corporation	2,912,000
2,000,000	GeoMet, Inc. (a)(b)	2,300,000
660,000	McMoRan Exploration Co. (a)	11,312,400
280,000	Murphy Oil Corporation	20,874,000
200,000	Nexen Inc.	4,580,000
252,300	QEP Resources, Inc.	9,161,013

		76,140,913

	Health Care 2.7%
120,000	Abbott Laboratories	5,749,200
100,000	Johnson & Johnson	6,185,000
100,000	Medtronic, Inc.	3,709,000
270,000	Vical Inc. (a)	545,400

		16,188,600

	Insurance 28.3%
70,000	The Plymouth Rock Company, Inc.
	Class A (b)(c)	168,000,000

	Retailing 1.6%
20,000	Aerogroup International, Inc. (a)(c)	455,000
230,000	Walgreen Co.	8,960,800

		9,415,800

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Shares		Value

	Semiconductor 11.4%
684,900	Analog Devices, Inc.	$25,800,183
896,800	CEVA, Inc. (a)	18,384,400
965,000	Intel Corporation	20,293,950
126,989	Maxim Integrated Products, Inc.	2,999,480

		67,478,013

	Software and Services 5.7%
1,700,000	Convergys Corporation (a)	22,389,000
990,000	Xerox Corporation	11,404,800

		33,793,800

	Technology Hardware and Equipment 17.4%
920,000	Agilent Technologies, Inc. (a)(e)	38,115,600
801,000	Coherent, Inc. (a)(e)	36,157,140
630,000	Flextronics International Ltd. (a)	4,945,500
500,000	Motorola, Inc. (a)	4,535,000
1,190,000	RadiSys Corporation (a)	10,591,000
3,230,000	Sonus Networks, Inc. (a)	8,624,100

		102,968,340

	Telecommunication Services 2.8%
250,000	Arbinet Corporation (a)	2,102,500
200,000	AT&T Inc.	5,876,000
30,000	China Mobile Ltd. ADR	1,488,600
280,000	Vodafone Group Plc. ADR	7,403,200

		16,870,300

	Total Common Stocks
	(cost $313,042,679)	593,974,948

	PREFERRED STOCKS 0.4%
	Energy 0.4%
210,253	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (b) (cost $2,027,220)	2,176,119

	SHORT-TERM INVESTMENTS 0.1%
	Money Market Fund 0.1%
677,010	Fidelity Institutional Money Market
	Government Portfolio (cost $677,010)	677,010

	Total Investments
	(cost $315,746,909) (d)(100.6%)	596,828,077
	Cash, receivables and other assets
	less liabilities (0.6%)	(3,303,910)

	Net Assets (100%)	$593,524,167

(a)	Non-dividend paying.
(b)	Affiliate as defined in the Investment Company Act of 1940.
(c)	Valued based on Level 3 inputs – see Note 2.
(d)	Aggregate cost for Federal tax purposes is substantially the same.
(e)	A portion of this security is pledged to cover outstanding borrowings at December 31, 2010.
(f)	Formerly known as Canadian Oil Sands Trust.

See accompanying notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

ASSETS:
Investments:
General portfolio securities at market value
(cost $297,183,761) (Note 1)	$423,674,948
Securities of affiliated companies (cost $17,886,138)
(Notes 1, 5 and 6)	172,476,119
Short-term investments (cost $677,010)	677,010	$596,828,077

Cash, receivables and other assets:
Cash	492,671
Receivable for securities sold	1,317,360
Dividends and interest receivable	211,445
Office equipment and leasehold improvements, net	156,262
Other assets	103,150	2,280,888

Total Assets		599,108,965
LIABILITIES:
Bank borrowings	5,000,000
Accrued expenses and reserves	584,798

Total Liabilities		5,584,798

NET ASSETS		$593,524,167

NET ASSETS are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 22,779,391 (Note 3)		$22,779,391
Surplus:
Paid-in	$287,582,722
Undistributed net realized gain on sale
of investments	1,901,200
Undistributed net investment income	179,686	289,663,608

Net unrealized appreciation of investments		281,081,168

NET ASSETS		$593,524,167

NET ASSETS VALUE PER COMMON SHARE
(22,779,391 shares outstanding)		$26.06

See accompanying notes to financial statements.

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STATEMENT OF OPERATIONS

For the year ended December 31, 2010

INVESTMENT INCOME
Income:
Dividends from affiliated companies (Note 5)	$9,528,400
Dividends from unaffiliated companies
(net of foreign withholding taxes of $26,643)	4,844,615
Interest	4,447	$14,377,462

Expenses:
Administration and operations	1,444,662
Investment research	1,384,844
Occupancy and office operating expenses	495,255
Legal, auditing and tax preparation fees	203,385
Directors’ fees	147,000
Franchise and miscellaneous taxes	107,948
Software and information services	105,263
Stockholder communications and meetings	75,563
Transfer agent, registrar and custodian
fees and expenses	63,868
Travel and related expenses	43,403
Miscellaneous	94,702	4,165,893

Net investment income		10,211,569

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain from investment transactions	11,269,517
Net increase in unrealized appreciation of investments	83,824,721

Net gain on investments		95,094,238

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$105,305,807

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2010 and 2009

	2010	2009

FROM OPERATIONS:
Net investment income	$10,211,569	$6,378,588
Net realized gain on investments	11,269,517	7,663,021
Net increase in unrealized appreciation
of investments	83,824,721	102,503,970

Increase in net assets resulting from
operations	105,305,807	116,545,579

DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(10,098,352)	(7,291,046)
Net realized gain from investment transactions	(10,125,556)	(7,189,387)

Decrease in net assets from distributions	(20,223,908)	(14,480,433)

FROM CAPITAL SHARE TRANSACTIONS: (Note 3)
Distribution to stockholders reinvested in
Common Stock	6,668,364	5,486,120
Cost of shares of Common Stock purchased	(2,255,839)	(874,584)

Increase in net assets from
capital share transactions	4,412,525	4,611,536

Total increase in net assets	89,494,424	106,676,682

NET ASSETS:
Beginning of year	504,029,743	397,353,061

End of year (including undistributed net investment
income of $179,686 and $54,874, respectively)	$593,524,167	$504,029,743

See accompanying notes to financial statements.

[ 14 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations		$105,305,807
Adjustments to net increase in net assets
from operations:

Purchases of securities	$(51,439,943)
Proceeds from securities sold	35,076,713
Net sales of short-term investments	18,383,592
Net realized gain from investments	(11,269,517)
Increase in unrealized appreciation	(83,824,721)
Depreciation and amortization	47,514
Changes in operating assets and liabilities:
Increase in receivable for securities sold	(1,317,360)
Increase in dividends and interest receivable	(13,631)
Increase in office equipment and
leasehold improvements	(11,995)
Increase in other assets	(24,560)
Increase in accrued expenses and reserves	221,118

Total adjustments		(94,172,790)

Net cash provided by operating activities		11,133,017
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(13,555,544)
Net increase in bank borrowings	5,000,000
Treasury stock purchased	(2,365,744)

Cash used in financing activities		(10,921,288)

Net increase in cash		211,729
Cash at beginning of year		280,942

Cash at end of year		$492,671

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders		$6,668,364
Interest paid on bank borrowings		$3,972

See accompanying notes to financial statements.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation—Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Written options are valued at the last quoted asked price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates market value. Securities for which no ready market exists are valued at estimated fair value by the Board of Directors.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. In addition, management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

     2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

  Level 1—Quoted prices in active markets for identical investments. The Corporation’s Level 1 investments consist of equity securities listed on a national securities exchange and money market funds;

  Level 2—Other significant observable assumptions obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies such as amortized cost for certain short-term investments;

  Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

The Corporation’s investments as of December 31, 2010 are classified as follows:

Valuation Inputs	Investments in Securities
Level 1	$428,373,077
Level 2	—
Level 3	168,455,000

$596,828,077

     There were no significant transfers of investments between Levels 1, 2 and 3 during the year ended December 31, 2010. The following is a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of December 31, 2009	$154,324,886
Net realized gains and unrealized appreciation of
investments included in net increase in net assets
from operations	14,329,199
Sales	(199,085)

Balance as of December 31, 2010	$168,455,000

     The change in unrealized appreciation of Level 3 investments held as of December 31, 2010 included in the above table was $14,229,000. In valuing Level 3 investments, the Corporation considers the results of various valuation methods, which may include comparable company valuation analyses, discounted future cash flow models and recent private transactions. Consideration is also given to corporate governance, marketability, independent appraisals obtained from the portfolio companies, company and industry results and outlooks, and general market conditions. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized up on the actual sale of the security.

     3. Common Stock and Dividend Distributions—The Corporation purchased 124,167 shares of its Common Stock in 2010 at an average price of $18.17 per share representing an average discount from net asset value of 19.0%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2010, $.20 per share paid on July 12 in cash, and $.70 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. In the December 22 distribution, 134,767 treasury shares were distributed and 183,532 common shares were issued, all at a price of $20.95 per share.

     The tax character of dividends and distributions paid during the year was ordinary income, $10,339,510 and long-term capital gain, $9,884,398; for 2009, they were $7,291,046 and $7,189,387, respectively. As of December 31, 2010, for tax purposes, undistributed ordinary income was $355,529 and undistributed long-term realized capital gain was $1,901,200. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; however, such adjustments were not material for the year ended December 31, 2010.

[ 17 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2010, excluding short-term investments, were $51,439,943 and $35,076,713, respectively.

     As of December 31, 2010, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $315,784,178 and $34,703,010 respectively.

     5. Affiliates—During the year ended December 31, 2010, The Plymouth Rock Company, Inc. and GeoMet, Inc. were affiliates as defined in the Investment Company Act of 1940 due to the Corporation owning 5% or more of these companies’ outstanding voting securities. The Corporation purchased 202,722 shares of GeoMet Preferred Series A stock for $2,027,220. The Corporation received dividends of $9,528,400 from Plymouth Rock and 7,531 additional shares of Preferred Series A stock from GeoMet. Unrealized appreciation related to affiliates increased by $13,528,899 for the year 2010 to $154,589,981. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities—The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On December 31, 2010, such investments had an aggregate value of $168,455,000, which was equal to 28.4% of the Corporation’s net assets. Investments in restricted securities at December 31, 2010, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	20,000	Common Stock	6/14/05	$ 11,719
The Plymouth Rock Company, Inc.	60,000	Class A Stock	12/15/82	1,500,000
The Plymouth Rock Company, Inc.	10,000	Class A Stock	6/9/84	699,986

     7. Options Written—From time to time, the Corporation writes covered call option contracts to generate additional return. When the Corporation writes an option, a liability is recorded in an amount equal to the premium received and is subsequently marked to market in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Upon the exercise of written call option contracts, premiums received are added to the proceeds from the sale of underlying securities in determining whether there is a realized gain or loss. On the expiration date, premiums received from unexercised options are treated as realized gains.

     When writing a covered call option, the Corporation forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received.

     During the year ended December 31, 2010, the Corporation wrote call options against 20,000 shares of portfolio securities and received premiums of $44,149. All of these options were exercised by the counterparty to the contracts.

[ 18 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     8. Bank Line of Credit—Effective May 3, 2010, the Corporation entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate. At December 31, 2010, outstanding borrowings under the line of credit were $5,000,000 at an annual interest rate of 2.75%. These borrowings were secured by portfolio holdings that had an aggregate value of $17,314,000 at December 31, 2010. During the year ended December 31, 2010, average borrowings outstanding (based on the days when there were borrowings outstanding) were approximately $4,226,000, and total interest expense was $10,007. The average interest rate paid on these borrowings was 2.75% per annum.

     9. Operating Expenses—The aggregate remuneration paid during the year ended December 31, 2010 to officers and directors amounted to $1,860,333, of which $147,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant’s benefits vest after three years of employment. The amount contributed for the year ended December 31, 2010 was $171,300.

     10. Operating Lease Commitment—The Corporation has entered into an operating lease for office space, which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $1.2 million as of December 31, 2010. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $341,806 annually in 2011-2013 and $170,903 in 2014.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2010. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares. Total returns assume the reinvestment of all distributions.

	2010	2009	2008	2007	2006

Per Share Operating Performance:
Net asset value, beginning of year	$22.32	$17.79	$30.15	$30.05	$27.65

Net investment income*	.45	.29	.39	.38	.36
Net realized and unrealized gain (loss)
on securities*	4.19	4.89	(10.29)	2.12	4.26

Total from investment operations	4.64	5.18	(9.90)	2.50	4.62

Less:
Dividends from net investment income	.45	.33	.36	.37	.36
Distributions from capital gains	.45	.32	2.10	2.03	1.86

Total distributions	.90	.65	2.46	2.40	2.22

Net asset value, end of year	$26.06	$22.32	$17.79	$30.15	$30.05

Per share market value, end of year	$21.97	$17.98	$14.40	$26.84	$26.65
Total return based on market(%)	27.14	26.97	(39.63)	9.86	21.31
Total return based on NAV(%)	21.73	30.15	(32.66)	9.35	18.55
Ratios/Supplemental Data:
Net assets, end of year(000)	$593,524	$504,030	$397,353	$644,823	$617,167
Ratio of expenses to average
net assets(%)	.78	.91	.66	.59	.53
Ratio of net investment income to
average net assets(%)	1.92	1.49	1.43	1.21	1.23
Portfolio turnover rate(%)	6.67	7.94	11.04	19.58	17.55

*	Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
    CENTRAL SECURITIES CORPORATION

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
February 4, 2011

[ 21 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2010 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

Independent Directors	Age	Principal Occupations (last five years) and Position with the Corporation (if any)
SIMMS C. BROWNING	70	Retired since 2003; Vice President, Neuberger Berman, LLC
Director since 2005		(asset management) prior thereto

DONALD G. CALDER	73	Chairman, Clear Harbor Asset Management, LLC since 2010;
Director since 1982		President, G.L. Ohrstrom & Co. Inc. (private investment firm
		prior thereto)

DAVID C. COLANDER	63	Professor of Economics, Middlebury College
Director since 2009

JAY R. INGLIS	76	Lead Independent Director, Central Securities Corporation;
Director since 1973		Vice President and General Counsel, International Claims
		Management, Inc. since 2006; Executive Vice President,
		National Marine Underwriters (insurance management
		company) prior thereto

C. CARTER WALKER, JR.	76	Private investor
Director since 1974

Interested Director
WILMOT H. KIDD	69	Investment and research—Chairman and President,
Director since 1972		Central Securities Corporation

Other Officers
MARLENE A. KRUMHOLZ	47	Vice President and Secretary,
		Central Securities Corporation

LAWRENCE P. VOGEL	54	Vice President and Treasurer, Central Securities Corporation
		since 2009; Vice President, Ameriprise Financial, Inc. 2008 -
		2009; Senior Vice President, J. & W. Seligman & Co.
		Incorporated and Vice President, Seligman Group of
		Investment Companies prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111.

[ 23 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Jay R. Inglis, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

     Computershare Trust Company, N.A.
P.O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that no Audit Committee member is considered an “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee’s charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2010		2009
Audit fees	$62,500	(1)	$56,000	(1)
Audit-related fees	0		0
Tax fees	17,800	(2)	17,800	(2)
All other fees	0		0

Total fees	$80,300		$73,800

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP for fiscal year 2010 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION
PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s stockholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.
  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
  We generally support share repurchase programs.
  We generally support the general updating of or corrective amendments to corporate charters and by-laws.
  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.
  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Mr. Wilmot H. Kidd is the President and portfolio manager of the Corporation and has served in that capacity since 1973. He manages no other accounts and accordingly, the Registrant is not aware of any material conflicts with his management of the Corporation’s investments. Mr. Kidd’s compensation consists primarily of a fixed base salary and a bonus. His compensation is reviewed and approved by the Board of Directors annually. His compensation may be adjusted from year to year based on the Board of Directors perception of overall performance and his management responsibilities. As of December 31, 2010, Mr. Kidd’s investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	-0-	N/A	NA	NA
Month #2 (August 1 through August 31)	41,324	$18.421	NA	NA
Month #3 (September 1 through September 30)	-0-	N/A	NA	NA
Month #4 (October 1 through October 31)	-0-	N/A	NA	NA
Month #5 (November 1 through November 30)	-0-	N/A	NA	NA
Month #6 (December 1 through December 31)	-0-	N/A	NA	NA
Total	41,324	$18.421	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 5, 2010.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940( the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

February 7, 2011
Date

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
Wilmot H. Kidd
President

February 7, 2011
Date

By: /s/ Lawrence P. Vogel
Lawrence P. Vogel
Vice President & Treasurer

February 7, 2011
Date